[AXA EQUITABLE LOGO APPEARS HERE]

EQUI-VEST(R)@ RETIREMENT

Deferred Variable Annuity
Application for TSA.

Application No.
               ----------------------------------------------------------------

Mailing Instructions:
Express Mail:
EQUI-VEST New Business
Attn: Conversion Desk
Suite 1000
100 Madison St., Syracuse, NY 13202


Regular Mail:
EQUI-VEST New Business
Attn: Conversion Desk
P.O. Box 4704
Syracuse, NY 13221-4704



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1. Current contract information (Required)
-------------------------------



 ------------------------------------------------------------------------------
  Current Contract Number from which the funds will be transferred.


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2. Annuitant information (Check all appropriate boxes)
------------------------

IF YOUR MAILING ADDRESS IS DIFFERENT FROM THE PRIMARY RESIDENTIAL ADDRESS BELOW, PLEASE PROVIDE YOUR MAILING ADDRESS IN SECTION 9.


[ ] Mr. [ ] Mrs. [ ] Miss [ ] Ms. [ ] Other
                                           ---------------------------------

[ ] Male [ ] Female


                                                  ------------------------------
                                                  Social Security No. (REQUIRED)

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First Name                    Middle Initial                        Last Name



                                                 [ ] Home
                                                 [ ] Work

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Birth Date (M/D/Y)          Age at Nearest Birthday         Daytime Phone Number



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U.S.A. Primary Residential Address -- NO P.O. BOX PERMITTED



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City                              State                            Zip Code



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Valid Driver's License No./Passport #/State Issued ID # State Exp. Date



U.S. Citizen      [ ] Yes [ ] No (If No, please complete)



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Country                       Passport #                        U.S. Visa Type



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3. Beneficiary(ies) information
-------------------------------

PRIMARY

1.                                                                           %
  ------------------------------------------------------------  -------------
  Primary Beneficiary Name        Social Security No./E.I.N.



  ---------------------------------------------------------------------------
  Relationship to Annuitant



2.                                                                           %
  ------------------------------------------------------------  -------------
  Primary Beneficiary Name Social Security No./E.I.N.


  ---------------------------------------------------------------------------
  Relationship to Annuitant


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3. Beneficiary(ies) information (continued)
-------------------------------------------

CONTINGENT



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Contingent Beneficiary Name Social Security No./E.I.N.



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Relationship to Annuitant



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4. Guaranteed benefit elections
-------------------------------
YOU MAY ELECT ONLY ONE OF THE FOLLOWING BENEFITS FROM EITHER SECTIONS 4A OR 4B OR 4C.
THESE ELECTIONS CANNOT BE CHANGED AFTER THE CONTRACT HAS BEEN ISSUED.

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4A. GUARANTEED MINIMUM INCOME BENEFIT (GMIB)(1) (OWNER AGES 55-75)
UNLESS 'YES' IS CHECKED BELOW, THIS OPTIONAL RIDER IS DECLINED.


[ ] YES, I wish to elect the GMIB feature (Greater of 6%(2) to age 85 or Annual Ratchet to age 85 benefit base).

YOU MUST ELECT ONE OF THE FOLLOWING DEATH BENEFITS:

[ ] Standard Death Benefit; or

[ ] Greater of(1) 6%(2) to age 85 or Annual Ratchet to age 85; or

[ ] Annual Ratchet to age 85

EXCEPT FOR THE STANDARD GMDB THERE IS AN ADDITIONAL CHARGE FOR EACH ELECTION.

IF YOU ELECT GMIB, YOU MAY NOT ELECT GWB FOR LIFE IN SECTION 4B OR GMDB IN
SECTION 4C.


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4B. GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (GWB)
UNLESS 'YES' IS CHECKED FOR ONE OF THE BOXES BELOW, THIS OPTIONAL RIDER IS DECLINED.


[ ] YES, I wish to elect the GWB for Life Rider with the Standard Death Benefit
    -- Owner issue ages 55--85.

[ ] YES, I wish to elect the GWB for Life Rider with the Enhanced Death Benefit
    -- Owner issue ages 55--75.

THERE IS AN ADDITIONAL CHARGE FOR THE ENHANCED DEATH BENEFIT.

IF YOU ELECT GWB FOR LIFE, YOU MUST COMPLETE SECTION 5 AND MAY NOT ELECT: GMIB IN SECTION 4A OR GMDB IN SECTION 4C.


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4C. GUARANTEED MINIMUM DEATH BENEFIT (GMDB)(OWNER AGES 55-75)

IF YOU HAVE NOT ELECTED GMIB OR GWB FOR LIFE, YOU MUST ELECT ONE OF THE
FOLLOWING:


[ ] Greater of 6%(2) to age 85 or Annual Ratchet to age 85; or

[ ] Annual Ratchet to age 85

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FOOTNOTES FOR SECTION 4.
1. TO QUALIFY FOR THE OPTIONAL GMIB/GMDB RESET FEATURE, YOU MUST ELECT BOTH GMIB AND "GREATER OF" GMDB.

2. CERTAIN INVESTMENT OPTIONS WILL ONLY PROVIDE A 3% ROLL-UP TO AGE 85.



Form #180-3006                   E8222         EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 1 of 7

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5. GWB elections
----------------

COMPLETE SECTION 5 ONLY IF YOU ELECTED GWB FOR LIFE IN SECTION 4B.

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5. PAYMENT PLANS

MANDATORY . CHOOSE 1, 2 OR 3 BELOW:

1. [ ] I plan to defer my withdrawals. I understand that the value of this benefit may be limited if I never take any withdrawals.

IF YOU DO NOT PLAN TO DEFER YOUR WITHDRAWALS, COMPLETE THE FOLLOWING SECTION AND CHOOSE 2 OR 3 BELOW:

FREQUENCY: [ ] Monthly [ ] Quarterly [ ] Annually

START DATE: ________________________________________ (Month, Day, Year). You
must wait at least 28 days after your contract issue date before payments can begin. They cannot be made later than the 28th day of the month.

2. [ ] Maximum Payment Plan* (calculated by AXA Equitable)

3. [ ] Customized Payment Plan*

       AMOUNT OF WITHDRAWAL (CUSTOMIZED PAYMENT PLAN ONLY): $__________________

       TOTAL WITHDRAWAL FOR THE CONTRACT YEAR MUST NOT EXCEED YOUR GUARANTEED ANNUAL PAYMENT. WITHDRAWALS MADE PRIOR TO AGE 59 1 / 2MAY BE SUBJECT TO A FEDERAL INCOME TAX PENALTY.

*WITHHOLDING ELECTION INFORMATION: We will automatically withhold 20% Federal income tax.



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6. Disclosures
--------------

Withdrawals under your Certificate/Contract may reduce your Benefit Base. GMIB, GMDB, AND GWB FOR LIFE may not be voluntarily terminated. The charges under the Certificate/Contract generally apply for the life of the Certificate/Contract.

For GMIB and GMDB: Depending on your age, the benefits may be of limited usefulness to you because IRS required minimum distributions must begin at age 70-1/2; distributions that are withdrawn from the Certificate/Contract may significantly reduce your benefit. You should consult your tax advisor.

GWB for Life: Unless you elect our RMD Automatic Withdrawal Option and comply with the conditions set forth in the Certificate/Contract, the Certificate/Contract may have limited usefulness to you because partial withdrawals to satisfy minimum distribution rules might reduce your Benefit
Base. You should consult with your tax advisor to determine if this Certificate/Contract is appropriate for your circumstances.


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7. Selection of investment options and allocation percentages
-------------------------------------------------------------

IF YOU ELECTED GWB FOR LIFE, DO NOT COMPLETE THIS SECTION. COMPLETE SECTION 8 FOR YOUR ALLOCATION PERCENTAGES.

CURRENT ALLOCATION: You can select any investment option(s) listed in this section. The percentages entered must be in whole numbers and total 100%. You can change this allocation at any time.

Guaranteed Interest Option                                          ________%
EQ/Equity 500 Index                                                 ________%
EQ/AllianceBernstein Growth and Income                              ________%
EQ/AllianceBernstein Common Stock                                   ________%
EQ/AllianceBernstein International                                  ________%
EQ/AllianceBernstein Small Cap Growth                               ________%
EQ/Money Market                                                     ________%


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7. Selection of investment options and allocation percentages (continued)
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EQ/AllianceBernstein Intermediate Government Securities             ________%
EQ/AllianceBernstein Quality Bond                                   ________%
EQ/JPMorgan Core Bond                                               ________%
AXA Premier VIP High Yield                                          ________%
AXA Premier VIP Core Bond                                           ________%
AXA Conservative-Plus Allocation                                    ________%
AXA Conservative Allocation                                         ________%
EQ/Caywood-Scholl High Yield Bond                                   ________%
EQ/Evergreen International Bond                                     ________%
EQ/Long Term Bond                                                   ________%
EQ/PIMCO Real Return                                                ________%
EQ/Short Duration Bond                                              ________%
EQ/Franklin Income                                                  ________%
EQ/AllianceBernstein Value                                          ________%
EQ/JPMorgan Value Opportunities                                     ________%
EQ/MFS Emerging Growth Companies                                    ________%
EQ/Van Kampen Emerging Markets Equity                               ________%
EQ/FI Mid Cap Value                                                 ________%
EQ/Mercury Basic Value Equity                                       ________%
EQ/AllianceBernstein Large Cap Growth                               ________%
EQ/Evergreen Omega                                                  ________%
EQ/MFS Investors Trust                                              ________%
EQ/Capital Guardian Research                                        ________%
EQ/Capital Guardian U.S. Equity                                     ________%
EQ/Calvert Socially Responsible                                     ________%
EQ/Marsico Focus                                                    ________%
EQ/Janus Large Cap Growth                                           ________%
EQ/FI Mid Cap                                                       ________%
EQ/Capital Guardian International                                   ________%
EQ/Small Cap Value                                                  ________%
EQ/Legg Mason Value Equity                                          ________%
EQ/Mercury International Value                                      ________%
EQ/Capital Guardian Growth                                          ________%
EQ/Small Company Index                                              ________%
AXA Aggressive Allocation                                           ________%
AXA Moderate-Plus Allocation                                        ________%
AXA Moderate Allocation                                             ________%
AXA Premier VIP Aggressive Equity                                   ________%
AXA Premier VIP Large Cap Growth                                    ________%
AXA Premier VIP Large Cap Core Equity                               ________%
AXA Premier VIP Large Cap Value                                     ________%
AXA Premier VIP Mid Cap Growth                                      ________%
AXA Premier VIP Mid Cap Value                                       ________%
AXA Premier VIP International Equity                                ________%
AXA Premier VIP Technology                                          ________%
AXA Premier VIP Health Care                                         ________%
EQ/AXA Rosenberg Value Long/Short Equity                            ________%
U.S. Real Estate                                                    ________%
EQ/TCW Equity                                                       ________%
EQ/Boston Advisors Equity Income                                    ________%
EQ/Montag & Caldwell Growth                                         ________%
EQ/UBS Growth and Income                                            ________%
EQ/Small Company Growth                                             ________%
EQ/GAMCO Small Company Value                                        ________%
EQ/GAMCO Mergers and Acquisitions                                   ________%
EQ/International Growth                                             ________%
EQ/Lord Abbett Growth and Income                                    ________%
EQ/Lord Abbett Large Cap Core                                       ________%
EQ/Lord Abbett Mid Cap Value                                        ________%
EQ/Van Kampen Comstock                                              ________%
EQ/Van Kampen Mid Cap Growth                                        ________%
EQ/Wells Fargo Montgomery Small Cap                                 ________%
EQ/Oppenheimer Global                                               ________%
EQ/Oppenheimer Main Street Small Cap                                ________%



Form #180-3006                     E8222       EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 2 of 7

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7. Selection of investment options and allocation percentages (continued)
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EQ/Templeton Growth                                                 ________%
EQ/Franklin Small Cap Value                                         ________%
EQ/Mutual Shares                                                    ________%
1 Year Fixed Maturity Option(*)                                     ________%
2 Year Fixed Maturity Option(*)                                     ________%
3 Year Fixed Maturity Option(*)                                     ________%
4 Year Fixed Maturity Option(*)                                     ________%
5 Year Fixed Maturity Option(*)                                     ________%
6 Year Fixed Maturity Option(*)                                     ________%
7 Year Fixed Maturity Option(*)                                     ________%
8 Year Fixed Maturity Option(*)                                     ________%
9 Year Fixed Maturity Option(*)                                     ________%
10 Year Fixed Maturity Option(*)                                    ________%
TOTAL (MUST BE 100%)                                                     100%

* FIXED MATURITY OPTIONS ARE ONLY AVAILABLE IF THE RATE TO MATURITY IS MORE THAN 3%


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8. GWB for Life investment options and allocation percentages
-------------------------------------------------------------

If you elected GWB for Life, select any investment option(s) listed in this section. The percentages entered in this section must be whole numbers and total 100%. You can change this allocation at any time.

Guaranteed Interest Option                                 _________________%

AXA Aggressive Allocation                                  _________________%

AXA Conservative Allocation                                _________________%

AXA Conservative-Plus Allocation                           _________________%

AXA Moderate Allocation                                    _________________%

AXA Moderate-Plus Allocation                               _________________%

TOTAL (MUST BE 100%) 100%



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9. Special instructions (FOR BENEFICIARY INFORMATION.)
-----------------------
Attach a separate sheet if additional space is needed.


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9. Special instructions (continued)
-----------------------------------

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   For Annuitants whose Mailing Address differs from their Primary Residential
   Address in Section 2.

   Annuitant's Mailing Address:


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   Mailing Address -- P.O. Box Accepted


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   City                                         State           Zip Code



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10. Suitability (ALL QUESTIONS MUST BE ANSWERED.)
---------------

1. DID YOU RECEIVE AN EQUI-VEST([R]) @ RETIREMENT PROSPECTUS? [ ] Yes [ ] No

   DATE AS PRINTED ON PROSPECTUS ___________________________________________


   DATE AS PRINTED ON ANY PROSPECTUS SUPPLEMENT(S) _________________________

   _________________________________________________________________________


   CONSENT FOR DELIVERY OF INITIAL PROSPECTUS ON CD-ROM


   [ ] YES. By checking this box and signing the application below, I acknowledge that I received the initial prospectus on computer readable compact disk "CD," and that my computer has a CD drive and I am able to access the CD information. In order to retain the prospectus indefinitely, I understand that I must print or download it. I also understand that I may request a prospectus in paper format at any time by calling Customer Service at 1-877-222-2144, and that all subsequent prospectus updates and supplements will be provided to me in paper format, unless I enroll in AXA Equitable's Electronic Delivery Service.

2. The Contract state is your primary residence (Annuitant's primary residential address from Section 2) unless you sign the application in a different state.

   IF YOU ARE SIGNING THIS APPLICATION IN A STATE OTHER THAN YOUR STATE OR PRIMARY RESIDENCE, CHECK ONE BOX BELOW:

   [ ] I have a second residence in the state of sale.

   [ ] I work or conduct business in the state of sale.

   If none of the above apply, the application must be signed in your state of primary residence unless we approve another state.


Form #180-3006                    E8222        EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 3 of 7

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10. Suitability (continued)
----------------------------

3. CUSTOMER INFORMATION (REQUIRED BY THE NASD)

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Employer's Name                             Annuitant's Occupation

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Employer's Street Address

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City                                State                           Zip

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Estimated Gross Annual Household Income        Estimated Liquid Net Worth
                                               (excluding residence)

INVESTMENT OBJECTIVE: (Choose one that matches the objective for this purchase only.)

[ ] Income

[ ] Income & Growth

[ ] Growth

[ ] Aggressive Growth

[ ] Safety of Principal

Is Annuitant associated with or employed by a member of the NASD?
[ ] Yes                               [ ] No

If Yes, affiliation: _________________________________________

MARITAL STATUS:   [ ] Single   [ ] Married   [ ] Widowed   [ ] Divorced

NUMBER OF DEPENDENTS:_______________________

FEDERAL TAX BRACKET: _________________________%

PURPOSE OF INVESTMENT:_______________________

INVESTMENT HORIZON: (Length of time contract is expected to remain in force)

[ ] (less than) 3 years   [ ] 3-7 years   [ ] (greater than) 7 years


RISK TOLERANCE (Choose one that applies to this purchase only):
The selected investment options should be consistent with the stated Investment Objective (question 10, 3. on this application) and Risk Tolerance.

[ ] CONSERVATIVE: Prefer little risk and low volatility in return for accepting potentially lower returns.

[ ] CONSERVATIVE/MODERATE: Willing to accept some risk and volatility in return for some growth potential.

[ ] MODERATE: Willing to assume an average amount of market risk and volatility or loss of principal to achieve potentially higher returns.

[ ] MODERATE/AGGRESSIVE: Willing to accept above-average amount of market risk and volatility or loss of principal to achieve potentially greater returns.

[ ] AGGRESSIVE: Willing to sustain substantial volatility or loss of principal and assume a high level of risk in pursuing potentially higher returns.


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10. Suitability (continued)
----------------------------


4. DO YOU BELIEVE THIS PURCHASE/TRANSACTION IS IN ACCORDANCE WITH YOUR INVESTMENT OBJECTIVES? [ ] YES [ ] NO


INVESTMENT ASSETS (Prior to this Investment):

CDs                                               $____________

Stocks                                            $____________

Bonds                                             $____________

Annuities                                         $____________


Mutual Funds


Income                         $____________

Growth                         $____________

Aggressive                     $____________

Other Funds                    $____________


Retirement Accounts                              $____________

Other (excluding primary residence)              $____________

Total Investment Assets                          $____________

Cash (checking, savings, MMA)                    $____________

Total Investment Assets (above) and Cash         $____________

INVESTMENT EXPERIENCE (in years)

               None    (less than) 1        1-4       5+

   CDs          [ ]          [ ]            [ ]       [ ]
   Bonds        [ ]          [ ]            [ ]       [ ]
   Annuities    [ ]          [ ]            [ ]       [ ]
   Mutual Funds [ ]          [ ]            [ ]       [ ]
   Stocks       [ ]          [ ]            [ ]       [ ]


HAS A FINANCIAL PLAN BEEN PREPARED BY AXA ADVISORS, LLC. FOR THE CLIENT IN THE LAST 12 MONTHS?


[ ] YES Plan # or Planning Tool Name: __________________ [ ] NO


SOURCE OF FUNDS:
[ ] POLICY RELATED: Policy conversion, Policy withdrawal, Surrender/Exchange


Comments:

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Form #180-3006                 E8222           EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 4 of 7

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11. Acknowledgement
--------------------


I UNDERSTAND AND ACKNOWLEDGE THE DISCLOSURES IN SECTION 6 AND THAT: o No GMIB or GWB for Life is elected unless I checked the correct box in Section 4. o My account value attributable to allocations to the variable investment options, and any variable annuity benefit payments I may elect, may increase or decrease and are not guaranteed as to dollar amount. o My Fixed Maturity Option amount may increase or decrease in accordance with a market value adjustment until the maturity date. o The crediting rate used for the GMIB and GMDB benefit base (if elected) does not represent a guarantee of my account value or cash value, and if I exercise GMIB, the benefit will be in the form of lifetime periodic payments only. o In the case of TSAs that provide tax deferral under the Internal Revenue Code, by signing this application I acknowledge that I am buying the Certificate/Contract for its features and benefits other than tax deferral, as the tax deferral feature of the Certificate/Contract does not provide additional benefits. o All information and statements furnished in this application are true and complete to the best of my knowledge and belief. o AXA Equitable may accept amendments to this application provided by me or under my authority. o I understand that any change made to the benefits applied for, or to the age at issue, must be agreed to in writing on an amendment. o No Financial Professional has the authority to make or modify any Certificate/Contract on behalf of AXA Equitable, or to waive or alter any of AXA Equitable's rights and regulations.



        VIRGINIA RESIDENTS SIGN HERE, ALL OTHER RESIDENTS SIGN AT BOTTOM


------------------------------------------------  ------------------------------
PROPOSED ANNUITANT'S SIGNATURE           DATE     CITY           STATE



In Colorado, D.C.,
Kentucky, Maine
and Tennessee:

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance benefits, and civil damages.


In New Jersey:


Any person who includes any false or misleading information on an application for an insurance policy may be subject to criminal and civil penalties.


In Arkansas
and New Mexico:

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.



In Ohio:

Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer submits an enrollment form/application or files a claim containing a false or deceptive statement is guilty of insurance fraud.



In Oklahoma:

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony.



All Other States
Except
Virginia:

Any person who knowingly and with intent to defraud any insurance company files an enrollment form/application or statement of claim containing any materially false, misleading or incomplete information may be guilty of a crime which may be punishable under state or Federal law.



---------------------------------------------------  ---------------------------
PROPOSED ANNUITANT'S SIGNATURE           DATE        CITY        STATE



Form #180-3006                 E8222           EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 5 of 7

                              EQUI-VEST@RETIREMENT
                              Application for TSA
                            Additional Instructions



    Please refer to the prospectus for the most thorough explanation of this product and its features.



Section 1. Current contract information

You must provide the current contract from which funds are being transferred. The minimum initial amount that is required to open an EQUI-VEST@ Retirement contract is $50,000. If there is an outstanding loan on the current contract, it must be paid off prior to the transfer. If the loan is not paid off, the loan will be defaulted before the funds can be transferred to an EQUI-VEST@Retirement contract.



Section 2. Annuitant Information

The minimum issue age is 55. The maximum issue age for EQUI-VEST@Retirement is
85. Please note: Date of Birth and Social Security Number are mandatory.



Section 7. Selection of investment options and allocation percentages

Fixed Maturity Options mature on June 15 of each maturity year (see the prospectus for details). Once an amount has been allocated to a fixed maturity option, no other amounts may be allocated to that same fixed maturity option.


Form #180-3006                      E8222      EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 6 of 7

                      EQUI-VEST([R]) REPRESENTATIVE REPORT
                           PLEASE PRINT IN BLACK INK.



A. I certify that a Prospectus for the Contract has been given to the Proposed Owner, and that no written sales materials other than those approved by AXA Equitable have been used. (THE REPRESENTATIVE WHO SECURES THIS APPLICATION MUST SIGN IN THE SPACE PROVIDED BELOW.)



B. Did you (i) verify the identity by reviewing the driver's license/passport of each owner, (ii) inquire about the source of the customer's assets and income, and (iii) confirm that the Proposed Annuitant and Owner is not (nor is a family member of or associated with) a foreign military, government or political official?
    [ ] Yes (IF YOU ARE UNABLE TO ANSWER YES TO THESE QUESTIONS, CONTACT YOUR BRANCH CONTROLS MANAGER.)



C. Compensation will be paid according to the Annual Schedule of Commission and Service Fees FB.



Name and Signature of the Financial Representative who answered the above questions and verified the above documents.


--------------------------------------------------------------------------------
Print Name                          Signature                       Date


EQUI-VEST issues must reflect the commission percentages of all applicable Representatives.


-----------------------------------------------------------------------------------------------------------------------------
            Print                         Last                                       Agency   District        Representative
   Representative(s) Name(s)              Name       Representative  Representative   Code      Mgr.            Insurance
(Service Representative First)           Initial         Number             %                  Code            License#*
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
*Where required by state regulations




FOR EQUI-VEST PROCESSING OFFICE USE
Representative(s) shown above is (are) Equity Qualified and Licensed in the State in which the request is signed.

Application No. _____________________________EAO Rec'd._________________________



PROCESSING:    _________________      _____________   ______________  __________
               CONTRACT NUMBER        BATCH NUMBER    INQUIRY NUMBER  PROCESSOR



                      AXA EQUITABLE LIFE INSURANCE COMPANY
                            New York, New York 10104



Form #180-3006                     E8222       EQUI-VEST @ Retirement TSA (7/06)
                                                                     Page 7 of 7